CROFT LEOMINSTER INC.

                                   VALUE FUND



                               SEMI-ANNUAL REPORT

                                OCTOBER 31, 1998

                                                               December 17, 1998


Dear Shareholder,

     From 1/1/98 to 11/30/98, your Croft-Leominster Value Fund has declined
5.4%*.

     It has been a challenging market. Investors continue to seek liquidity and pour money into the largest capitalization stocks which have increased to historically high valuations. In the current market, this strategy has provided good returns. However, in the longer run, we believe that many of these companies will not be able to support the high valuations at which they currently trade.

     The average decline from 52 week highs for stocks in the broad indices has been significant. As of October 31, 1998, NASDAQ listed stocks were off on average 43.7%, New York Stock Exchange stocks were off 31.6% and S&P 500 stocks were off 22.6%. Today, nearly all of the positive performance of the S&P 500 is attributable to the largest 20 names (30% of the market capitalization). This is also true for the NASDAQ where the top 9 out of 1400 companies are the most responsible for positive performance.


     This dichotomy, where larger-cap, growth stocks significantly outperform value stocks, has not occurred since the Bull and Bear markets in the early 1970s. When this reversed, value stocks outperformed growth stocks by an extremely large margin from 1975-1984.**

     The risk vs. return ratio has been too excessive for us to invest in the largest cap stocks. We do not invest for the short-run. We are committed to the style of value investing. We will continue to invest for the long run in companies based on their fundamentals and look for companies selling at discounts to their inherent values. Over time, a value-oriented strategy has produced better returns with less downside risk. Unfortunately this year has been the exception. We continue to adhere to our value style as indicated below:

                                                  VALUE FUND     S&P 500***
                  Estimated 1999 Price/Earnings      12.8x         25.2x
                  Estimated Growth Rate              11.1%          8.0%
                  Current Price/Book Value            2.4x          4.4x

     In this difficult environment, we have taken actions that we feel are beneficial:

     Through tax loss selling, we have eliminated distributions for the 1998 calendar (tax) year. Thus, there will be no income or capital gain taxes for you, our investors. A distribution will be made in the 1999 calendar (tax) year.

     We also took advantage of the late Summer market tumble to increase our positions in several of our favorite stocks. The Fund's largest holding, SPX

Corp., is one such company. We believe this company is misunderstood and undervalued on Wall Street. It trades at 12.4x 1999 est. earnings per share which is a significant discount to its peers. The company has a strong management that is intensely shareholder oriented. In addition, they are in the process of integrating an acquisition, GSX. With cost savings from the merger and the value oriented style of management, we believe SPX Corp. is a premier company. Earnings should grow at a 15% annual rate.

     Another example is CBS Corp. Investors have been slow to recognize the transformation of CBS (Westinghouse) from an industrial company into a media powerhouse. The stock currently trades at a significant discount to its net assets value. The recent IPO of its radio and advertising segments should enhance the valuation placed on the company. We are very impressed with the actions of the CBS management team.

     Going forward, we continue to like the Financial sector (banks, brokers, insurance and financial services). These came under fire earlier this year due to global economic concerns and questions about lending practices. Several of the companies that we own were not immune to this fallout. However, they still are a very attractive long-term investment. Future industry fundamentals remain strong. Financial companies feature above average growth potential and are relatively inexpensive to the overall market.

     We have moved some assets into small and mid-capitalization stocks. As a group, these stocks trade at compelling values. Because of investors' desire for liquidity, small and mid-cap stocks have been neglected. Our diversification should protect us from any specific risks associated with investing in these stocks. We feel it is only a matter of time before investors return to small and mid-cap stocks.

     Croft-Leominster would like to thank you for your confidence and trust in us during these anxious times. We will continue to stand by our value oriented convictions.

                                                Sincerely,

                                                Kent G. Croft


  * Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.
 ** Source:  Dreman Value Mgt, L.L.C.
*** The Standard and Poor's 500 (S&P 500), is an unmanaged index that is widely recognized indicator of the overall market. Comments about the Value Fund Portfolio and the S&P 500 are as of 12/17/98.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1998
                                  (Unaudited)

--------------------------------------------------------------------------------

SHARES                                                              MARKET VALUE
------                                                              ------------


COMMON STOCKS - 94.60%
BANKS, S&L'S AND BROKERS - 18.61%
      500         Astoria Financial Corp. ....................         $  21,500
      810         Bank One Corp. .............................            39,589
    2,600         Bank United Corp. Cl A .....................           103,594
    2,800         Bay View Capital Corp. .....................            48,300
    1,300         Crestar Financial Corp. ....................            85,637
    2,600         Dime Bancorp Inc. Cl B .....................            61,912
    8,600         Hibernia Corp. Cl A ........................           143,513
    3,200         Mellon Bank Corp. ..........................           192,400
      600         Mercantile Bankshares Corp. ................            19,575
      400         PNC Bank Corp. .............................            20,000
    2,427         Provident Bankshares Corp. .................            61,889
    2,100         Summit Bancorp .............................            79,669
    4,776         Washington Mutual Inc. .....................           178,801
                                                                      ----------
                                                                       1,056,379
                                                                      ----------

BASIC MATERIALS - 0.48%
    4,200         National Steel Corp. Cl B ..................            27,037
                                                                      ----------

BUILDING & CONSTRUCTION - 3.93%
    6,150         Owens Corning ..............................           223,322
                                                                      ----------

BUSINESS SERVICES AND TRANSPORTATION - 6.54%
    5,900         Kansas City Southern Industries Inc. .......           227,887
    3,000         Union Pacific Corp. ........................           142,875
                                                                      ----------
                                                                         370,762
                                                                      ----------

CAPITAL EQUIPMENT - 1.19%
      700         Xerox Corp. ................................            67,812
                                                                      ----------

CHEMICALS - 5.51%
    2,000         Crompton & Knowles Corp. ...................            32,125
    5,600         Geon Co. ...................................           121,450
      700+        International Specialty Products Inc. ......             9,406
    4,600         Lyondell Chemical Co. ......................            77,625
    2,900         Morton International Inc. ..................            72,138
                                                                      ----------
                                                                         312,744
                                                                      ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1998
                                  (Unaudited)

--------------------------------------------------------------------------------

SHARES                                                              MARKET VALUE
------                                                              ------------


CLOSED END FUNDS - BRAZIL - 0.16%
   18,000         Brazilian Smaller Co. Investment Trust .....         $   9,000
                                                                      ----------

CLOSED END FUNDS - GERMANY - 0.36%
    1,500         Emerging Germany Fund Inc. .................            20,156
                                                                      ----------

CLOSED END FUNDS - GLOBAL - 0.05%
      529         AIM Eastern Europe Fund ....................             3,075

CLOSED END FUNDS - INDIA - 0.36%
      534+        India Growth Fund Inc.......................             4,005
    1,400+        Jardine Fleming India Fund .................             7,788
      600+        Morgan Stanley India Invt. Fund.............             4,050
      700+        The India Fund Inc.  .......................             4,331
                                                                      ----------
                                                                          20,174
                                                                      ----------

CLOSED END FUNDS - LATIN AMERICA - 0.36%
      700         Argentina Fund Inc. ........................             6,781
      400         Latin America Equity Fund ..................             3,075
    1,200         Latin America Investment Fund ..............            10,650
                                                                      ----------
                                                                          20,506
                                                                      ----------

CONSUMER CYCLICALS - 11.57%
    5,150         Federal-Mogul Corp. ........................           279,066
    1,500         Koninklijke (Royal) Philips Electronics ....            82,312
    5,426         SPX Corp. ..................................           295,380
                                                                      ----------
                                                                         656,758
                                                                      ----------

CONSUMER NON-DURABLES - 3.50%
    1,400         Corn Products International Inc. ...........            39,900
    7,000         International Multifoods Corp. .............           145,687
      600         Whitman Corp. ..............................            12,863
                                                                      ----------
                                                                         198,450
                                                                      ----------

CONSUMER SERVICES - 1.96%
      100         Midas Inc. .................................             2,769
    3,958         Viad Corp. .................................           108,598
                                                                      ----------
                                                                         111,367
                                                                      ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1998
                                  (Unaudited)

--------------------------------------------------------------------------------

SHARES                                                              MARKET VALUE
------                                                              ------------
FINANCIAL SERVICES - 5.40%
    1,000         Capital One Financial Corp. ................         $ 101,750
    2,650         Citigroup Inc. .............................           124,716
    1,100         DVI Inc. ...................................            17,188
    3,000         Waddell & Reed Financial Inc. Cl A .........            62,812
                                                                      ----------
                                                                         306,466
                                                                      ----------

HEALTHCARE - 0.51%
    2,000+        Quorum Health Group Inc.....................            29,000
                                                                      ----------

INSURANCE - 5.30%
    3,300         Ace Ltd. ...................................           111,788
      900         Conseco Inc. ...............................            31,219
    1,200         Hartford Financial Services Group Inc.  ....            63,750
    1,400+        Highlands Insurance Group Inc. .............            14,525
    3,500         TIG Holdings Inc............................            48,781
      700         Torchmark Corp. ............................            30,625
                                                                      ----------
                                                                         300,688
                                                                      ----------

MEDIA & ENTERTAINMENT - 4.70%
    3,500+        Big City Radio Inc..........................            17,062
    8,400         CBS Inc. ...................................           234,675
      825+        Westwood One Inc. ..........................            14,850
                                                                      ----------
                                                                         266,587
                                                                      ----------

MULTI-INDUSTRY - 0.35%
    1,200+        Alpine Group Inc.  .........................            20,250
                                                                      ----------

NATURAL GAS - 5.71%
    8,000+        Bellwether Exploration Co...................            55,000
   12,200+        Comstock Resources Inc......................            60,238
   34,500+        Gothic Energy Corp. ........................            20,484
    1,300+        Mallon Resources Corp.......................            10,725
   29,708+        Meridian Resources Corp.....................           124,402
   24,200+        Panaco Inc. ................................            43,863
    1,600+        Titan Exploration Inc. .....................             9,400
                                                                      ----------
                                                                         324,112
                                                                      ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1998
                                  (Unaudited)

--------------------------------------------------------------------------------

SHARES                                                              MARKET VALUE
------                                                              ------------


OIL - 2.30%
   39,300+        Equity Oil Co. .............................         $  71,231
    6,000+        Santa Fe Energy Resources Inc. .............            48,750
    2,100         Wiser Oil...................................            10,500
                                                                       ---------
                                                                         130,481
                                                                       ---------
PAPER & FOREST PRODUCTS - 5.45%
    6,300         Boise Cascade Corp..........................           176,400
   13,900+        Stone Container Corp. ......................           132,919
                                                                       ---------
                                                                         309,319
                                                                       ---------

PHARMACEUTICALS - 2.17%
    1,400         American Home Products Corp. ...............            68,250
      700         Warner Lambert Co. .........................            54,863
                                                                       ---------
                                                                         123,113
                                                                       ---------

POLLUTION CONTROL - 1.79%
   17,600+        Infinity Corp. .............................            19,250
    3,900+        U.S. Filter Corp. ..........................            82,631
                                                                       ---------
                                                                         101,881
                                                                       ---------

REAL ESTATE INVESTMENT TRUSTS - 0.23%
      459         Starwood Hotels & Resorts Trust ............            12,995
                                                                       ---------

TECHNOLOGY - 1.71%
    4,300+        Advanced Micro Devices Inc.  ...............            97,019
                                                                       ---------

TELEPHONE & CELLULAR - 4.40%
    2,700+        MCI Worldcom Inc. ..........................           149,175
    2,565+        Qwest Communications International Inc. ....           100,356
                                                                       ---------
                                                                         249,531
                                                                       ---------

TOTAL COMMON STOCK
         (Cost $5,311,765)....................................         5,368,984
                                                                       ---------

MUTUAL FUNDS - 0.02%
      147+        Schroder All Asia (Cost $1,629).............             1,016
                                                                       ---------



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1998
                                  (Unaudited)

--------------------------------------------------------------------------------

SHARES                                                              MARKET VALUE
------                                                              ------------


SHORT TERM INVESTMENTS - 4.62%
  100,000         General Electric Capital Corp., 5.08%, due 11/16/98  $ 100,000
  162,123         Star Treasury Fund (Cost $162,123) .........           162,123
                                                                       ---------
                                                                         262,123
                                                                       ---------

TOTAL INVESTMENTS
         (Cost $5,575,518)..........................     99.24%        5,632,123

Other assets in excess of liabilities...............      0.76%           43,407
                                                        -------        ---------

TOTAL NET ASSETS                                        100.00%       $5,675,530
                                                        =======       ==========


(1) Federal Tax Information: At October 31, 1998 the net unrealized appreciation based on cost for Federal Income tax purposes of $5,575,518 was as follows:
          Aggregate gross unrealized appreciation for all investments for
          which there was an excess of value over cost........       $  669,146
          Aggregate gross unrealized depreciation for all investments for
          which there was an excess of cost over value........         (612,541)
                                                                     ----------

    Net unrealized appreciation...............................       $   56,605
                                                                     ==========

    + Non-income producing security


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1998
                                  (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
        (cost $5,575,518) (Note 2) ..............................   $ 5,632,123
Receivable for securities sold ..................................        37,863
Dividends and interest receivable ...............................         6,276
Due from advisor (Note 3) .......................................           993
Other assets ....................................................         2,940
                                                                    -----------
        Total Assets ............................................     5,680,195
                                                                    -----------

LIABILITIES:
Payables:
        For redemptions ...........................$     3,941
        Accrued expenses ..........................        724
                                                   -----------
        Total Liabilities .......................................         4,665
                                                                    -----------

        Net Assets ..............................................   $ 5,675,530
                                                                    ===========

NET ASSETS CONSIST OF:
        Additional paid in capital ..............................   $ 5,949,899
        Accumulated net investment loss .........................        (9,078)
        Accumulated net realized loss from
        investment transactions .................................      (321,896)
        Net unrealized appreciation on
                investments .....................................        56,605
                                                                    -----------
        Net Assets ..............................................   $ 5,675,530
                                                                    ===========

Net asset value and redemption price per share
        ($5,675,530/419,374 shares of capital stock outstanding)
(Note 4) ........................................................   $     13.53
                                                                    ===========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             STATEMENT OF OPERATIONS
                    For the six months ended October 31, 1998
                                   (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ....................................................      $    28,179
Interest .....................................................            7,651
                                                                    -----------
                                                                         35,830

Expenses:
Investment advisory fee (Note 3) .............................           26,624
Administration fee ...........................................            9,799
Legal fee ....................................................            7,804
Transfer agent fee ...........................................            6,354
Audit fee ....................................................            3,425
Insurance ....................................................            3,150
Custody fee ..................................................            2,944
Distribution fee (Note 3) ....................................            2,833
Printing .....................................................            1,915
Registration .................................................            1,260
Trustee fee ..................................................              252
Other ........................................................              465
                                                                    -----------
        Total expenses .......................................           66,825
        Less:  Expense reimbursement .........................          (24,339)
                                                                    -----------
        Net expenses .........................................           42,486
                                                                    -----------
        Net investment income (loss) .........................           (6,656)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS (Note 2)
Net realized loss from investment transactions ...............         (427,598)
Net change in unrealized appreciation of investments .........         (912,418)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..............       (1,340,016)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      $(1,346,672)
                                                                    ===========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------



                                                For the six months      For the year
                                                      ended                ended
                                                  October 31, 1998      April 30, 1998
                                                  ----------------      --------------
                                                    (Unaudited)

Net investment income (loss) ........................   $    (6,656)   $       175
Net realized gain (loss) from investment transactions      (427,598)       393,287
Net change in unrealized appreciation of investments       (912,418)       773,296
                                                        -----------     ----------
Net increase (decrease) in net assets resulting
from operations .....................................    (1,346,672)     1,166,758

Distributions from net investment income ............             0              0
Distributions from net gain on investments ..........             0       (414,496)

Net capital share transactions (Note 4) .............     1,758,965      2,446,934
                                                        -----------     ----------

Net increase in net assets ..........................       412,293      3,199,196

NET ASSETS:
Beginning of period .................................     5,263,237      2,064,041
                                                        -----------     ----------

End of period (including undistributed net investment
income of $0 and $175, respectively) ................   $ 5,675,530    $ 5,263,237
                                                        ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998
                                  (Unaudited)

--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION
     The Croft-Leominster Value Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Income Fund. The Fund's investment objective is to seek growth of capital. It invest primarily (under normal market conditions, at least 65% of its total assets) in common stocks which are believed by the Adviser to be undervalued and have good prospects for capital appreciation.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments for which no sale is reported are valued at the last bid price.

     FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

     OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

     ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     The Fund retains Croft-Leominster Inc. (the "Adviser") as its investment adviser. Under the terms of the management agreement, the Adviser receives a fee, computed daily and payable monthly at the annual rate of .94% of the Fund's average daily net asset value. Until December 31, 2001, the Adviser guarantees that the overall expense ratio for the Fund, which exclude ordinary brokerage commission incurred in the purchase or sale of portfolio securities, will not exceed 1.50%. As a result, for the six months ended October 31, 1998, the Adviser accrued reimbursements to the Fund of $24,339.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998
                                  (Unaudited)

--------------------------------------------------------------------------------



NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
                                                                     (CONTINUED)

     Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance. For the six months ended October 31, 1998 the Fund accrued distribution fees of $2,833.

NOTE 4. CAPITAL SHARE TRANSACTIONS

     At October 31, 1998 there was 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $5,949,899 for the Fund.

     Transactions in capital stock were as follows:


                                         For the six months              For the year
                                              ended                          ended
                                          October 31, 1998              April 30, 1998
                                       Shares        Amount          Shares       Amount
                                       ------        ------          ------       ------

Shares sold ....................       119,911    $ 1,887,128        131,285    $ 2,117,741

Shares issued in reinvestment of
        dividends ..............             0              0         26,843        399,689

Shares redeemed ................        (9,511)      (128,163)        (4,150)       (70,496)
                                       -------    -----------        -------    -----------

Net increase ...................       110,400    $ 1,758,965        153,978    $ 2,446,934
                                       =======    ===========        =======    ===========


NOTE 5.  INVESTMENT TRANSACTIONS

     Purchases and sales, excluding short term securities, for the six months ended October 31, 1998 aggregated $2,794,443, and $1,076,770, respectively for the Fund.

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

     During the six month period ended October 31, 1998, no distributions were declared.

NOTE 7.  FINANCIAL INSTRUMENT DISCLOSURE

     There are no reportable financial instruments that have any off balance sheet risk as of October 31, 1998.

                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                              FINANCIAL HIGHLIGHTS
              (For a fund share outstanding throughout each period)

--------------------------------------------------------------------------------

                                                  For the
                                                six months
                                                  ended        For the        For the       May 4, 1995
                                                October 31,   year ended     year ended       through
                                                  1998         April 30,      April 30,      April 30,
                                               (Unaudited)       1998           1997           1996*
                                               -----------  ------------    -----------    -----------

Net asset value, beginning of period ...........   $  17.03     $ 13.32     $  11.74     $ 10.00

Income (loss) from investment operations
Net investment income ..........................      (0.02)       0.00         0.04        0.10
Net realized and unrealized gain on
        investments ............................      (3.48)       5.49         2.11        1.75
Total from investment operations ...............      (3.50)       5.49         2.15        1.85

Less distributions
Dividends from net investment income ...........       0.00        0.00        (0.05)      (0.07)
Distribution from realized gains from security
        transactions ...........................       0.00       (1.78)       (0.52)      (0.04)
Total distributions ............................       0.00       (1.78)       (0.57)      (0.11)


Net asset value, end of period .................   $  13.53     $ 17.03     $  13.32     $ 11.74

Total return** .................................     (20.55%)     43.14%       18.71%      18.57%

Ratios/supplemental data
Net assets end of period (in 000's) ............      5,676       5,263        2,064       1,255
Ratio of expenses to average net assets
        before reimbursement ...................       2.36%^      2.75%        5.40%       1.50%^
Ratio of expenses to average net assets
        after reimbursement ....................       1.50%^      1.50%        1.50%       1.50%^
Ratio of net investment income (loss) to average
        net assets .............................      (0.23%)^     0.00%        0.34%       0.89%^
Portfolio turnover rate ........................      20.17%      80.98%      105.72%      65.38%

---------------
  *  Commencement of operations
  ** Based on net asset value per share
  + Disclosure of this rate is required by the SEC on a prospective basis beginning with the Fund's 1996 fiscal year end.
  ^  Annualized




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             CROFT LEOMINSTER INC.

                                   VALUE FUND

                                 1-800-746-3322